MFS EMERGING MARKETS EQUITY FUND

                      Supplement to the Current Prospectus

Effective immediately, the portfolio management disclosure of the prospectus is hereby restated as follows:

     o The fund is managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the fund in August 2002.



                The date of this Supplement is September 17, 2002